Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

"INDABA GROUP, LLC", A COLORADO LIMITED LIABILITY COMPANY,

WITH AND INTO "WARP 9, INC." UNDER THE NAME OF "WARP 9, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE ON THE FIRST DAY OF OCTOBER, A.D. 2015, AT 12:04 O`CLOCK P.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE KENT COUNTY RECORDER OF DEEDS.

Jeffrey W. Bullock, Secretary of State

3080995 8100M
SR# 20150340491

Authentication: 10168902
Date: 10-01-15

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:04 PM 10/01/2015
FILED 12:04 PM 10/01/2015
SR 20150340491 - File Number 3080995

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
DOMESTIC CORPORATION AND
FOREIGN LIMITED LIABILITY COMPANY

Pursuant to Title 8, Section 264(c) of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:

FIRST: The name of the surviving corporation is Warp 9, Inc., a Delaware Corporation, and the name of the limited liability company being merged into this surviving corporation is Indaba Group, LLC a *(list jurisdiction)* Colorado limited liability company.

SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by the surviving corporation and the merging limited liability company.

THIRD: The name of the surviving corporation is Warp 9, Inc.

FOURTH: The merger is to become effective on October 1, 2015.

FIFTH: The Agreement of Merger is on file at 1933 Cliff Drive, Suite 11, Santa Barbara, CA 93109, the place of business of the surviving corporation.

SIXTH: A copy of the Agreement of Merger will be furnished by the corporation on request, without cost, to any stockholder of any constituent corporation or member of any constituent limited liability company.

SEVENTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation.

IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by an authorized officer, the 24th day of September, A.D., 2015.

By: [signature]
Authorized Officer

Name: Andrew Van Noy
Print or Type

Title: President